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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 13, 2001


                          SWIFT TRANSPORTATION CO, INC.
             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                        0-18605                86-0666860
(State or other jurisdiction of   (Commission File Number)     (I.R.S Employer
 incorporation or organization)                             (Identification No.)


                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043
               (Address of Principal Executive Offices) (Zip Code)


                                 (602) 269-9700
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7. EXHIBITS.

     (c) Exhibits

          (99) Slide Presentation of Swift Transportation Co., Inc.

ITEM 9. REGULATION FD DISCLOSURE.

     Swift has prepared a slide presentation that it intends to utilize in future meetings with investors, stockholders, and analysts. A copy of the slide presentation is filed herewith as Exhibit 99.

     While Swift does not believe that the slide presentation includes any previously non-public material information, it has elected to furnish this information in this Report.

     Certain information in this filing consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning Swift's future growth, Swift's projected revenues in 2003, Swift's ability to recruit and train qualified drivers, Swift's low operational costs, the benefits of Swift's terminal network, including fuel cost savings, Swift's use of guaranteed return agreements to lessen the impact of the declining used truck market, Swift's use of surcharges to lessen the impact of fuel price increases, the anticipated closing of the acquisition of M.S. Carriers in the second quarter of 2001, the integration of Swift and M.S. Carriers by January 2002, revenue synergies from cross-selling and growth in international business expected to result from the acquisition of M.S. Carriers, Swift's ability to address low freight demand by increasing business volume with existing customers and cross-selling to customers of M.S. Carriers, the acceleration of cost synergies associated with the acquisition of M.S. Carriers to 2002, savings in health and liability insurance expenses expected to result from the acquisition of M.S. Carriers, and future opportunities for well-capitalized trucking companies, including the elimination of competitors, the elimination of excess capacity, and increased driver availability.

     Such forward-looking statements are based upon the current beliefs and expectations of Swift's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. As to Swift's business and financial performance generally, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: excess capacity in the trucking industry; significant increases or rapid fluctuations in fuel prices, interest rates, fuel taxes, tolls, license and registration fees, insurance premiums, and driver compensation, to the extent not offset by increases in freight rates or fuel surcharges; an unanticipated number of claims for which Swift is self-insured; difficulty in attracting and retaining qualified drivers and owner operators, especially in light of the current shortage of qualified drivers and owner operators; recessionary economic cycles and downturns in customers' business cycles, particularly in market segments and industries (such as retail and manufacturing) in which Swift has a significant concentration of customers; a significant reduction in or termination of the Company's trucking services by a key customer; seasonal factors such as harsh weather conditions that increase operating costs; the inability of Swift to continue to secure acceptable financing arrangements; and the ability of Swift to continue to identify and combine acquisition candidates that will result in successful combinations. With respect to the proposed acquisition of M.S. Carriers, these risks and uncertainties include, but are not limited to, the following: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of Swift's and M.S. Carriers' stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the revenue and other synergies and cost savings from the merger may not be fully realized or may take longer to realize than expected; fluctuating stock market levels that could cause Swift's stock value to be less than the current Swift or M.S. Carriers stock value; the difficulty the stock market may have in valuing the business model of the combined company; and disruption from the merger making it more difficult to maintain relationships with customers, employees, or suppliers.

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     A discussion of these and other factors that could cause Swift's results to differ materially from those described in the forward-looking statements can be found in the most recent Annual Reports on Forms 10-K of Swift, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SWIFT TRANSPORTATION CO., INC
March 13, 2001


/s/ William F. Riley III
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William F. Riley III
Senior Executive Vice President,
Chief Financial Officer and Secretary

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